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                                                                   Exhibit 10.39


                  VOTING TRUST AGREEMENT, dated as of April 13, 1999, by and among each of the persons designated as a Shareholder on the signature pages of this Agreement (each a "Shareholder" and collectively, the "Shareholders") and Granaria Holdings B.V., a Dutch corporation, as TRUSTEE (THE "TRUSTEE").
                  -------------------------------------------------------------



                  The Shareholders are respectively owners of shares of the Class A (Voting) Common Stock, par value $0.01 per share (the "Common Stock"), of Eagle-Picher Holdings, Inc., a Delaware corporation (the "Company") under the Company's Incentive Stock Plan for Outside Directors (the "Plan").

                  With a view to the safe and competent management of the Company in the interests of the Shareholders, and as contemplated by the Shareholders' Agreement, dated April 12, 1999 (the "Shareholders' Agreement"), the Shareholders desire to create this Voting Trust.

                  The Shareholders agree as follows:

                  1. TRANSFER OF STOCK TO TRUSTEE. Each of the Shareholders assigns and delivers to the Trustee any certificate held by such Shareholder representing shares of Common Stock owned by such Shareholder and shall do all things necessary for the transfer of shares of Common Stock to the Trustee on the books of the Company.

                  2. TRUSTEE TO HOLD SUBJECT TO AGREEMENT. The Trustee shall hold the said shares of Common Stock so transferred to them for the common benefit of the Shareholders, under the terms and conditions hereinafter set forth.

                  3. ISSUANCE OF STOCK CERTIFICATES TO TRUSTEE. The Trustee shall surrender to the proper officers of the Company for cancellation of all certificates of Common Stock which shall be assigned and delivered to it as hereinafter provided, and in their stead shall procure a new certificate(s) issued to it as Trustee under this Agreement.

                  4. VOTING TRUST CERTIFICATES. The Trustee shall issue to each of the Shareholders a Voting Trust Certificate for the number of shares represented by the certificates of Common Stock by such Shareholder transferred to the Trustee. Each such Voting Trust Certificate shall state that it is issued under the Agreement, and shall set forth the nature and proportional amount of the beneficial interest thereunder of the person to whom it is issued, and shall be assignable, subject to the provisions of the Shareholders' Agreement, in the manner of certificates of stock on books to be kept by the Trustee. The Trustee shall keep a list of the shares of the Trust transferred to them, and shall also keep a record of all Voting Trust Certificates issued or transferred on its books, which records shall contain the names of the Voting Trust Certificate holders and the number of shares of Common Stock represented by each such certificate. Such list and record shall be open at all reasonable times to the inspection upon the books of the Trustee by any Voting Trust Certificate holder.
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             The Voting Trust Certificate shall be substantially in the following form:

                            VOTING TRUST CERTIFICATE

             This is to certify that the undersigned Trustee has received a certificate or certificates issued in the name of _______________________, evidencing the ownership of _______ shares of Class A Common Stock of Eagle-Picher Holdings, Inc., a Delaware corporation (the "Company"), and that such shares are held subject to all the terms and conditions of the Voting Trust Agreement, dated as of April 13, 1999, by and between Granaria Holdings B.V., as Trustee, and certain shareholders of the Company. During the term of the voting trust, the Trustee, or its successors, shall, as provided in said agreement, possess and be entitled to exercise the voting power and otherwise represent all of the said shares for all purposes, being agreed that no voting right shall pass to the holder hereof by virtue of the ownership of this certificate.

             Upon the termination of said voting trust, this certificate shall be surrendered to the Trustee by the holder hereof upon delivery to such holder of a stock certificate representing a like number of shares.

             The undersigned Trustee has executed this certificate as of the ___ day of __________________, ____.

                                    GRANARIA HOLDINGS B.V., Trustee

                                    By: ________________________________


                  5. RESTRICTION ON TRANSFER. Each of the beneficiaries agrees that during the term of this Agreement, the Voting Trust Certificates held by them will not be sold or transferred except in accordance with the terms and conditions of the Shareholders' Agreement, so long as such Agreement remains in effect. The Voting Trust Certificates shall be regarded as stock of the Company, within the meaning of any provision of the By-laws or other agreement (including the Shareholders' Agreement) of the Company imposing conditions and restrictions upon the sale of stock of the Company.

                  6. VOTING. It shall be the duty of the Trustee, and it shall have full power and authority, and is hereby fully empowered and authorized, to represent the holders of such Voting Trust Certificates and the Common Stock transferred to the Trustee as aforesaid, and to vote upon said stock, as in the judgment of the Trustee may be for the best interest of the Company, at all meetings of the Shareholders of the Company, in the election of Directors and upon any and all matters in question, which may be brought before such meetings, as fully as any Shareholder might do if personally present.

                  7. LIABILITY. The Trustee shall use its business judgment in voting upon the stock transferred to it, but shall not be liable for any vote cast, or consent given, by it in the absence of gross negligence, bad faith, self-dealing or willful misconduct.

                  8. DIVIDENDS. The Trustee shall collect and receive all dividends that may accrue

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upon the shares of Common Stock subject to this Trust, and shall divide the same among the Voting Trust Certificate holders in proportion to the number of shares respectively represented by their Voting Trust Certificates.

                  9. INDEMNITY. The Trustee shall be entitled to be indemnified fully against all costs, charges, expenses and other liabilities properly incurred by it in the exercise of any power conferred upon it by this Agreement; and the Shareholders, and each of them hereby covenant with the Trustee that in the event of the monies and securities in its hands being insufficient for that purpose, the Shareholders and each of them will in proportion to the amount of their respective shares and interests hold harmless and keep indemnified the Trustee of and from all loss or damage which it may sustain or be put to by reason of anything it may lawfully and in accordance with this Agreement do in the execution of this Trust.

                  10. VACANCIES. In the event of the Trustee's resigning or refusing or becoming unable to act, the Trustee shall appoint a Trustee or Trustees to fill the vacancy or vacancies, and any person so appointed shall thereupon be vested with all the duties, powers and authority of a Trustee hereunder as if originally named herein. Prior to the commencement of its duties, each original Trustee and each Trustee subsequently appointed shall sign a copy of the Shareholders' Agreement, relating to the shares of the Company and shall thus signify his consent to be bound thereby and his agreement to perform the terms thereof. All of the terms, provisions and conditions of the Shareholders' Agreement shall apply to all Trustees hereof and hereunder with the same force and effect as if such Trustee had originally signed said Shareholders' Agreement.

                  11. CONTINUANCE AND TERMINATION OF TRUST. The Trust hereby created shall be continued until the later of Ninety-Nine (99) years from the date hereof or such other term as the Committee of the Plan, as amended, shall determine, and shall then terminate, provided that this Voting Trust Agreement shall terminate upon the occurrence of the events for termination set forth in the Shareholders' Agreement. Upon termination of the Trust, the Trustee shall, upon surrender of the Voting Trust Certificates by the respective holders thereof, assign and transfer to them the number of shares thereby represented.

                  12. LEGEND. All Voting Trust Certificates issued by the Trustee hereunder shall have endorsed thereon a statement that they are held in accordance with and subject to the terms of the Shareholders' Agreement.

                  13. MISCELLANEOUS. (a) This Voting Trust Agreement is entered into in accordance with the Shareholders' Agreement. In the event of a conflict in the provisions of said Shareholders' Agreement, the provisions of said Shareholders' Agreement shall prevail.

                  (b) An executed copy of this Agreement shall be filed with the Secretary of the Company. The Shareholders shall cause the Company to furnish free of charge to any shareholder thereof a copy of this Agreement upon written request.

                  (c) Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be made by hand delivery, first-class mail (registered or certified, return receipt requested), or overnight air courier guaranteeing next day delivery to the

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address set forth on the signature page hereof. Any Shareholder may change the address listed in the foregoing sentence by giving written notice to the Company and the other Shareholders. Except as otherwise provided in this Agreement, each such notice shall be deemed effective at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  (e) THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  (f) This Agreement shall be binding upon and shall inure to the benefit of each of the Shareholders and their respective executors, administrators and personal representatives and heirs and assigns.

                  IN WITNESS WHEREOF, the Shareholders and the Trustee have duly executed this Agreement.

                                    TRUSTEE:


                                    Granaria Holdings B.V.


                                    By:
                                       -------------------------------------
                                            Name:  Joel P. Wyler
                                            Title:    Chairman


                                    SHAREHOLDERS:



                                       -------------------------------------
                                                 (Signature)

                                    Name:
                                         -----------------------------------

                                    Address:
                                           ---------------------------------

                                           ---------------------------------





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